1999 ANNUAL REPORT



CENTENNIAL

GOVERNMENT

TRUST

DEAR SHAREHOLDER:

The fiscal year that ended June 30, 1999, encompassed two very different economic pictures. The first picture included the fear of global recession and deflation, which began with the Asian financial crisis in 1997 and intensified in the summer of 1998. The crisis then spread to Russia, which was forced to devalue its currency. These circumstances combined to produce a surge in demand for the safety and liquidity of U.S. government securities. The Federal Reserve Board lowered short-term interest rates last fall in an attempt to insulate the U.S. economy from the crisis. (A lower interest-rate environment stimulates the economy because it makes it more cost-effective for companies to borrow money to finance their operations.) Central banks in Europe, Asia and Latin America followed suit, and much of the world avoided a recession.

The second picture began to form in early 1999. While the rest of the world struggled to generate economic growth, the U.S. economy remained strong. However, too much economic growth can lead to inflation. So, with the Asian economic crisis receding into the background and oil prices rebounding, inflation fears were rekindled and in June, the Fed raised short-term interest rates. Money market yields rose about 10 basis points to reflect the new environment.

Centennial Government Trust, which invests in a mixture of U.S. Treasury bills and government agency securities, also produced returns that reflected this economic environment. During the second half of 1998, yields fell as the global demand for U.S. government securities surged. During the first half of 1999, yields rose to reflect the booming economy and the potential return of inflation.

For the fiscal year that ended June 30, 1999, Centennial Government Trust produced a compounded annual yield of 4.47%. Without compounding, the corresponding yield was 4.38%. The seven-day annualized yields, with and without compounding, on June 30, 1999, were 4.26% and 4.17%, respectively.(1) It is important to remember that an investment in the Trust is neither insured nor guaranteed by the U.S. government, and there is no assurance that the Trust will maintain a $1.00 share price in the future.

Our investment strategy for the Trust is to manage maturity by "laddering" the portfolio, rather than trying to predict the direction of interest rates. That is, we diversify the Trust by investing in securities of various maturities that are less than 397 days. By creating a laddered portfolio, regardless of the direction that interest rates move, we



1. Compounded yields assume reinvestment of dividends. Past performance is not indicative of future results.

would own a significant number of securities that could benefit from virtually any economic environment.

We have also earned higher yields for the Trust by investing in a new money market security issued by the Federal National Mortgage Association (Fannie
Mae). In fact, we are constantly looking at new issuers and new types of securities that come to the market to see whether they are appropriate in the context of the Trust's objectives.

Thank you for your continuing confidence in Centennial Government Trust. We look forward to helping you reach your investment goals of safety and liquidity of your investment.


Sincerely,



/s/ JAMES C. SWAIN

James C. Swain
Chairman
Centennial Government Trust


/s/ BRIDGET A. MACASKILL

Bridget A. Macaskill
President
Centennial Government Trust

July 22, 1999

STATEMENT OF INVESTMENTS June 30, 1999
Centennial Government Trust

                                                                                            Face               Value
                                                                                           Amount            See Note 1
                                                                                        ------------        ------------
REPURCHASE AGREEMENTS--8.6%
Repurchase agreement with PaineWebber, Inc., 4.80%, dated 6/30/99, to be repurchased at $104,014,098 on 7/1/99, collateralized by Federal National
   Mortgage Assn., 6%-6.50%, 7/1/06-5/1/29, with a value of $79,757,574 and
   Federal Home Loan Mortgage Corp., 7%, 6/1/29, with a value of $27,060,081........... $104,000,000        $104,000,000
                                                                                                            ------------
U.S. GOVERNMENT AGENCIES--92.1%
Federal Farm Credit Bank:
   4.861%, 9/1/99(1) ..................................................................   10,000,000           9,999,501
   5.55%, 7/1/99 ......................................................................    4,000,000           4,000,000
Federal Home Loan Bank:
   4.83%, 7/1/99 ......................................................................   10,600,000          10,600,000
   4.85%, 7/14/99 .....................................................................   10,000,000           9,982,486
   4.86%, 1/14/00 .....................................................................   19,875,000          19,864,042
   4.87%, 7/23/99 .....................................................................   10,000,000           9,970,239
   4.90%, 1/14/00 .....................................................................   16,480,000          16,477,882
   4.91%, 7/13/99(1) ..................................................................   25,000,000          25,000,691
   4.935%, 1/19/00 ....................................................................    5,875,000           5,875,080
   4.94%, 10/26/99 ....................................................................   25,000,000          25,000,000
   5%, 7/23/99-1/11/00 ................................................................   60,780,000          60,720,823
   5.03%, 10/29/99 ....................................................................    9,000,000           9,000,000
   5.327%, 8/12/99(1) .................................................................   15,000,000          14,998,962
   5.349%, 7/7/99(1) ..................................................................   15,000,000          14,995,486
   5.379%, 7/14/99(1) .................................................................   25,000,000          24,996,066
   5.545%, 8/18/99 ....................................................................   10,000,000          10,007,783
Federal Home Loan Mortgage Corp.:
   4.69%, 7/19/99-8/31/99 .............................................................   41,391,000          41,209,309
   4.70%, 8/6/99-9/8/99 ...............................................................   66,670,000          66,246,109
   4.713%, 7/13/99 ....................................................................   30,500,000          30,451,273
   4.72%, 7/15/99 .....................................................................   10,000,000           9,981,644
   4.73%, 8/5/99-10/8/99 ..............................................................   63,954,000          63,628,206
   4.74%, 8/27/99 .....................................................................   15,000,000          14,887,425
   4.75%, 7/2/99-9/24/99 ..............................................................  149,304,000         149,053,381
   4.78%, 8/17/99(1) ..................................................................   10,000,000           9,999,114
   4.80%, 8/18/99-8/19/99 .............................................................   25,000,000          24,838,667
   4.825%, 7/19/99(1) .................................................................   10,000,000           9,992,962
   4.87%, 7/29/99 .....................................................................   20,000,000          19,924,244
   4.88%, 9/2/99 ......................................................................   15,000,000          14,871,900
   4.90%, 9/10/99 .....................................................................   15,000,000          14,855,042
   6.13%, 8/19/99 .....................................................................    4,025,000           4,030,870

STATEMENT OF INVESTMENTS June 30, 1999
Centennial Government Trust

                                                                                            Face              Value
                                                                                           Amount           See Note 1
                                                                                         -----------      --------------
U.S. GOVERNMENT AGENCIES (Continued)
Federal National Mortgage Assn.:
   4.70%, 7/22/99-7/26/99 .............................................................  $45,000,000      $   44,868,617
   4.73%, 7/16/99-9/17/99 .............................................................   25,372,000          25,236,142
   4.758%, 7/7/99 .....................................................................   10,000,000           9,992,070
   4.766%, 7/30/99(1) .................................................................   15,000,000          14,999,064
   4.774%, 8/5/99(1) ..................................................................   20,000,000          19,989,502
   4.80%, 8/19/99-8/24/99 .............................................................   45,000,000          44,685,334
   4.81%, 8/30/99 .....................................................................   15,000,000          14,879,750
   4.82%, 7/21/99 .....................................................................   10,000,000           9,973,222
   4.87%, 7/19/99 .....................................................................   15,000,000          14,963,475
   4.90%, 9/1/99 ......................................................................   17,496,000          17,348,353
   5.52%, 8/9/99 ......................................................................   17,000,000          17,010,056
Overseas Private Investment Corp.:
   5.096%, 7/20/99(1)(2) ..............................................................    4,000,000           4,018,165
   5.121%, 7/20/99(1)(2) ..............................................................    3,088,693           3,120,115
Student Loan Marketing Assn.:
   4.91%, 7/20/99(1) ..................................................................   15,000,000          15,000,000
   4.93%, 2/8/00 ......................................................................   15,000,000          14,999,416
   4.93%, 8/5/99(1) ...................................................................   15,000,000          14,998,894
   4.94%, 7/17/99(1) ..................................................................   30,000,000          29,992,983
   5.109%, 8/2/99(1) ..................................................................   10,000,000           9,997,247
Student Loan Marketing Assn., guaranteeing commercial paper of
   Nebraska Higher Education Loan Program, 4.84%, 7/12/99(3)...........................   46,600,000          46,531,084
                                                                                                          --------------
Total U.S. Government Agencies.........................................................                    1,118,062,676
                                                                                                          --------------
Total Investments, at Value............................................................        100.7%      1,222,062,676
                                                                                                          --------------
Liabilities in Excess of Other Assets..................................................         (0.7)         (8,941,368)
                                                                                         -----------      --------------
Net Assets.............................................................................        100.0%     $1,213,121,308
                                                                                         ===========      ==============


1. Floating or variable rate obligation. The interest rate, which is based on specific, or an index of, market interest rates, is subject to change periodically and is the effective rate on June 30, 1999. This instrument may also have a demand feature which allows, on up to 30 days' notice, the recovery of principal at any time, or at specified intervals not exceeding one year. Maturity date shown represents effective maturity based on variable rate and, if applicable, demand feature.

2. Represents a restricted security which is considered illiquid, by virtue of the absence of a readily available market or because of legal or contractual restrictions on resale. Such securities amount to $7,138,280, or 0.59% of the Trust's net assets. The Trust may not invest more than 10% of its net assets (determined at the time of purchase) in illiquid securities.

3. Security issued in an exempt transaction without registration under the Securities Act of 1933. Such securities amount to $46,531,084, or 3.84% of the Trust's net assets, and have been determined to be liquid pursuant to guidelines adopted by the Board of Trustees.

STATEMENT OF ASSETS AND LIABILITIES June 30, 1999
Centennial Government Trust

ASSETS
Investments, at value--see accompanying statement ................................................        $1,222,062,676
Cash .............................................................................................             1,121,707
Receivables and other assets:
  Interest .......................................................................................             6,299,173
  Shares of beneficial interest sold..............................................................             6,118,343
  Other ..........................................................................................                43,922
                                                                                                          --------------
    Total assets..................................................................................         1,235,645,821
                                                                                                          --------------

LIABILITIES
Payables and other liabilities:
  Shares of beneficial interest redeemed .........................................................            20,354,863
  Dividends ......................................................................................             1,818,848
  Service plan fees ..............................................................................               105,572
  Transfer and shareholder servicing agent fees...................................................                89,336
  Shareholder reports ............................................................................                87,617
  Custodian fees .................................................................................                 6,011
  Trustees' compensation .........................................................................                 1,081
  Other ..........................................................................................                61,185
                                                                                                          --------------
    Total liabilities.............................................................................            22,524,513
                                                                                                          --------------

NET ASSETS .......................................................................................        $1,213,121,308
                                                                                                          ==============

COMPOSITION OF NET ASSETS
Paid-in capital ..................................................................................        $1,213,683,060
Accumulated net realized loss on investment transactions .........................................              (561,752)
                                                                                                          --------------

NET ASSETS--applicable to 1,213,683,060 shares of
  beneficial interest outstanding ................................................................        $1,213,121,308
                                                                                                          ==============

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE ...................................                 $1.00

See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS For the Year Ended June 30, 1999
Centennial Government Trust

INVESTMENT INCOME--Interest ......................................................................           $63,612,544
                                                                                                             -----------
EXPENSES
Management fees--Note 3 ..........................................................................             5,601,294
Service plan fees--Note 3 ........................................................................             2,485,301
Transfer and shareholder servicing agent fees--Note 3 ............................................               732,187
Registration and filing fees .....................................................................               132,831
Shareholder reports ..............................................................................                99,326
Custodian fees and expenses ......................................................................                86,675
Legal, auditing and other professional fees ......................................................                35,110
Trustees' compensation ...........................................................................                17,932
Insurance expenses ...............................................................................                10,185
Other ............................................................................................                 9,591
                                                                                                             -----------
  Total expenses .................................................................................             9,210,432
Less expenses paid indirectly--Note 1 ............................................................               (14,298)
                                                                                                             -----------
Net expenses .....................................................................................             9,196,134
                                                                                                             -----------
NET INVESTMENT INCOME ............................................................................            54,416,410
                                                                                                             -----------
NET REALIZED GAIN ON INVESTMENTS .................................................................               121,184
                                                                                                             -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .............................................           $54,537,594
                                                                                                             ===========

------------------------------------------------------------------------------------------------------------------------


STATEMENTS OF CHANGES IN NET ASSETS

                                                                                            Year Ended June 30,
                                                                                ----------------------------------------
                                                                                      1999                      1998
                                                                                ----------------          --------------
OPERATIONS
Net investment income ....................................................        $   54,416,410          $   53,897,930
Net realized gain ........................................................               121,184                  59,323
                                                                                ----------------          --------------
Net increase in net assets resulting from operations .....................            54,537,594              53,957,253
                                                                                ----------------          --------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS ..............................           (54,416,410)            (53,897,930)
                                                                                ----------------          --------------

BENEFICIAL INTEREST TRANSACTIONS
Net increase in net assets resulting from beneficial interest
   transactions--Note 2 ..................................................            80,656,449             104,848,437
                                                                                ----------------          --------------

NET ASSETS
Total increase ...........................................................            80,777,633             104,907,760
Beginning of period ......................................................         1,132,343,675           1,027,435,915
                                                                                ----------------          --------------
End of period ............................................................        $1,213,121,308          $1,132,343,675
                                                                                ================          ==============


See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
Centennial Government Trust


                                                                                        Year Ended June 30,
                                                                      --------------------------------------------------
                                                                       1999        1998        1997       1996     1995
                                                                      ------      ------      ------     ------   ------

PER SHARE OPERATING DATA
Net asset value, beginning of period ............................    $ 1.00      $ 1.00      $ 1.00     $ 1.00    $ 1.00
Income from investment operations--
   net investment income and
   net realized gain ............................................       .04         .05         .05        .05       .05
Dividends and distributions to shareholders .....................      (.04)       (.05)       (.05)      (.05)     (.05)
                                                                     ------      ------      ------     ------    ------
Net asset value, end of period ..................................    $ 1.00      $ 1.00      $ 1.00     $ 1.00    $ 1.00
                                                                     ======      ======      ======     ======    ======
TOTAL RETURN(1) .................................................      4.47%       4.93%       4.75%      4.91%     4.93%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions) .........................    $1,213      $1,132      $1,027     $  942    $  893
Average net assets (in millions) ................................    $1,245      $1,117      $1,032     $  962    $  719
Ratios to average net assets:(2)
Net investment income ...........................................      4.37%       4.82%       4.65%      4.83%     4.81%
Expenses(3) .....................................................      0.74%       0.75%       0.76%      0.77%     0.80%


1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns reflect changes in net investment income only. Total returns are not annualized for periods less than one full year.

2. Annualized for periods less than one full year.

3. The expense ratio reflects the effect of expenses paid indirectly by the Trust.

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
Centennial Government Trust


1. SIGNIFICANT ACCOUNTING POLICIES

Centennial Government Trust (the Trust) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust's investment objective is to seek a high level of current income consistent with the preservation of capital and the maintenance of liquidity. The Trust's investment advisor is Centennial Asset Management Corporation (the Manager), a subsidiary of OppenheimerFunds, Inc. (OFI). The following is a summary of significant accounting policies consistently followed by the Trust.

Securities Valuation. Portfolio securities are valued on the basis of amortized cost, which approximates market value.

Repurchase Agreements. The Trust requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Trust may be delayed or limited.

Federal Taxes. The Trust intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, to shareholders. Therefore, no federal income or excise tax provision is required. As of June 30, 1999, the Trust had available for federal income tax purposes an unused capital loss carryover of approximately $550,000, which expires between 2003 and 2005.

Distributions to Shareholders. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Trust.

Other. Investment transactions are accounted for as of trade date. Realized gains and losses on investments are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Centennial Government Trust



2. SHARES OF BENEFICIAL INTEREST

The Trust has authorized an unlimited number of no par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

                                      Year Ended June 30, 1999            Year Ended June 30, 1998
                                  --------------------------------   ----------------------------------
                                     Shares            Amount            Shares             Amount
                                  -------------    ---------------   --------------    ----------------

Sold ...........................  3,478,267,909    $ 3,478,267,909    3,253,572,215    $ 3,253,572,215

Dividends and distributions
reinvested .....................     53,427,071         53,427,071       52,695,140         52,695,140

Redeemed ....................... (3,451,038,531)    (3,451,038,531)  (3,201,418,918)    (3,201,418,918)
                                 --------------    ---------------   --------------    ---------------
Net increase ...................     80,656,449    $    80,656,449      104,848,437    $   104,848,437
                                 ==============    ===============   ==============    ===============


3. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Trust which provides for a fee of 0.50% of the first $250 million of net assets, 0.475% of the next $250 million of net assets, 0.45% of the next $250 million of net assets, 0.425% of the next $250 million of net assets, and 0.40% on net assets in excess of $1 billion.

The Manager has agreed to reimburse the Trust if aggregate expenses (with specified exceptions) exceed the lesser of 1.50% of the first $30 million of average annual net assets of the Trust, plus 1% of average annual net assets in excess of $30 million; or 25% of the total annual investment income of the Trust. Effective January 1, 1999, the following breakpoints were added: 0.375% on average net assets over $1.25 billion to $1.5 billion and 0.35% on average net assets over $1.5 billion. The Trust's management fee for the year ended June 30, 1999 was 0.45% of average annual net assets.

Shareholder Services, Inc. (SSI), a subsidiary of OFI, is the transfer and shareholder servicing agent for the Trust and for other registered investment companies. SSI's total costs of providing such services are allocated ratably to these companies.

Under an approved plan of distribution, the Trust may expend up to 0.20% of its net assets annually to reimburse certain securities dealers and other financial institutions and organizations for costs incurred in distributing Trust shares. During the year ended June 30, 1999, the Trust paid $84,980 to a broker/dealer affiliated with the Manager as reimbursement for distribution-related expenses.

INDEPENDENT AUDITORS' REPORT
Centennial Government Trust


The Board of Trustees and Shareholders of Centennial Government Trust:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Centennial Government Trust as of June 30, 1999, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended June 30, 1999 and 1998, and the financial highlights for the period July 1, 1994 to June 30, 1999. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1999, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Centennial Government Trust as of June 30, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.



DELOITTE & TOUCHE LLP


Denver, Colorado
July 22, 1999

FEDERAL INCOME TAX INFORMATION (Unaudited)
Centennial Government Trust


In early 2000 shareholders will receive information regarding all dividends and distributions paid to them by the Trust during calendar year 1999. Regulations of the U.S. Treasury Department require the Trust to report this information to the Internal Revenue Service.

None of the dividends paid by the Trust during the fiscal year ended June 30, 1999 are eligible for the corporate dividend-received deduction.

The foregoing information is presented to assist shareholders in reporting distributions received from the Trust to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

CENTENNIAL GOVERNMENT TRUST

              Officers and Trustees
              James C. Swain, Chairman and
                 Chief Executive Officer
              Bridget A. Macaskill, Trustee and President
              Robert G. Avis, Trustee
              William A. Baker, Trustee
              George C. Bowen, Trustee
              Jon S. Fossel, Trustee
              Sam Freedman, Trustee
              Raymond J. Kalinowski, Trustee
              C. Howard Kast, Trustee
              Robert M. Kirchner, Trustee
              Ned M. Steel, Trustee
              Carol E. Wolf, Vice President
              Arthur J. Zimmer, Vice President
              Andrew J. Donohue, Vice President and
                Secretary
              Brian W. Wixted, Vice President and Treasurer
              Robert G. Zack, Assistant Secretary
              Robert J. Bishop, Assistant Treasurer
              Scott T. Farrar, Assistant Treasurer

              Investment Advisor and Distributor
              Centennial Asset Management Corporation

              Transfer and Shareholder Servicing Agent
              Shareholder Services, Inc.

              Custodian of Portfolio Securities
              Citibank, N.A.

              Independent Auditors
              Deloitte & Touche LLP

              Legal Counsel
              Myer, Swanson, Adams & Wolf, P.C.

              This is a copy of a report to shareholders of Centennial Government Trust. This report must be preceded or accompanied by a Prospectus of Centennial Government Trust. For material information concerning the Trust, see the Prospectus.

              For shareholder servicing, call:
              1-800-525-9310 (in U.S.)
              303-671-3200 (outside U.S.)

              Or write:
              Shareholder Services, Inc.
              P.O. Box 5143
              Denver, CO 80217-5143




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